T. Rowe Price Health Sciences Fund

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio-II

Supplement to Prospectus dated May 1, 2012

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective February 15, 2013, Taymour R. Tamaddon will replace Kris H. Jenner as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective February 15, 2013, Taymour R. Tamaddon will replace Kris H. Jenner as the Chairman of the fund’s Investment Advisory Committee. Mr. Tamaddon joined the Firm in 2004 and his investment experience dates from 2003. Since joining the Firm, he has served as an equity research analyst covering the healthcare industry.

The date of this supplement is February 14, 2013.

F114-041 2/14/13